                                                                    EXHIBIT 25.1

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)                               [ ]

                                   ----------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                                  95-3571558
         (State of incorporation                              (I.R.S. employer
      if not a U.S. national bank)                           identification no.)

         700 South Flower Street
                Suite 500
         Los Angeles, California                                    90017
(Address of principal executive offices)                          (Zip code)

                                   ----------

                          Altra Industrial Motion, Inc.
               (Exact name of obligor as specified in its charter)

            Delaware                                              30-0283143
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification no.)

                             ADDITIONAL REGISTRANTS

                                                 STATE OR
                                                  OTHER
                                               JURISDICTION
                                                    OF
                                              INCORPORATION
          EXACT NAME OF REGISTRANT                  OR          I.R.S. EMPLOYER
        AS SPECIFIED IN ITS CHARTER            ORGANIZATION   IDENTIFICATION NO.
        ---------------------------           -------------   ------------------
      American Enterprises MPT Corp.             Delaware         52-2005169
  American Enterprises MPT Holdings, LLC         Delaware         52-2005171
      Ameridrives International, LLC             Delaware         52-1826102
              Boston Gear LLC                    Delaware         11-3723980
               Formsprag LLC                     Delaware         01-0712538
           Inertia Dynamics, LLC                 Delaware         20-4221420
     Kilian Manufacturing Corporation            Delaware         06-0933715
            Nuttall Gear L L C                   Delaware         54-1856788
          TB Wood's Incorporated               Pennsylvania       23-1232420
    Plant Engineering Consultants, LLC          Tennessee         62-1230818
           TB Wood's Corporation                 Delaware         25-1771145
        TB Wood's Enterprises, Inc.              Delaware         51-0393505
            Warner Electric LLC                  Delaware         54-1967089
      Warner Electric Technology LLC             Delaware         54-1967084
Warner Electric International Holding, Inc.      Delaware         54-1967086

            14 Hayward Street
          Quincy, Massachusetts                                          02171
(Address of principal executive offices)                              (Zip code)

                                   ----------

                        9% Senior Secured Notes due 2011
                      (Title of the indenture securities)

================================================================================

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

              Name                            Address
              ----                -------------------------------
Comptroller of the Currency
United States Department of the
Treasury                          Washington, D.C. 20219

Federal Reserve Bank              San Francisco, California 94105

Federal Deposit Insurance
Corporation                       Washington, D.C. 20429

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2. AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16. LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

     2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

     3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

     4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

     6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Los Angeles, and State of California, on the 1st day of May, 2007.

                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.


                                        By: /S/ MELONEE YOUNG
                                            ------------------------------------
                                        Name: MELONEE YOUNG
                                        Title: VICE PRESIDENT

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
          of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

     At the close of business December 31, 2006, published in accordance with Federal regulatory authority instructions.

                                                           Dollar
                                                           Amounts
                                                             in
                                                          Thousands
                                                         ----------
ASSETS

Cash and balances due from
   depository institutions:
   Noninterest-bearing balances
      and currency and coin ..........................       10,020
   Interest-bearing balances .........................            0
Securities:
   Held-to-maturity securities .......................           56
   Available-for-sale securities .....................       64,801
Federal funds sold and securities
   purchased under agreements to resell:
   Federal funds sold ................................       49,900
   Securities purchased under agreements to resell ...       40,000
Loans and lease financing receivables:
   Loans and leases held for sale ....................            0
   Loans and leases,
      net of unearned income .........................            0
   LESS: Allowance for loan and
      lease losses ...................................            0
   Loans and leases, net of unearned
      income and allowance ...........................            0
Trading assets .......................................            0
Premises and fixed assets (including
   capitalized leases) ...............................        5,051
Other real estate owned ..............................            0
Investments in unconsolidated
   subsidiaries and associated
   companies .........................................            0
Not applicable Intangible assets:
   Goodwill ..........................................      889,415
   Other Intangible Assets ...........................      277,086
Other assets .........................................      113,348
                                                         ----------
Total assets .........................................   $1,449,677
                                                         ==========

LIABILITIES

Deposits:
   In domestic offices ...............................        2,517
   Noninterest-bearing ...............................        2,517
   Interest-bearing ..................................            0
Not applicable
Federal funds purchased and securities
   sold under agreements to repurchase:
   Federal funds purchased ...........................            0
   Securities sold under agreements to repurchase ....            0
Trading liabilities ..................................            0
Other borrowed money:
   (includes mortgage indebtedness
   and obligations under capitalized
   leases) ...........................................       58,000
Not applicable
Not applicable
Subordinated notes and debentures ....................            0
Other liabilities ....................................      127,233
Total liabilities ....................................      187,750
Minority interest in consolidated subsidiaries .......            0

EQUITY CAPITAL

Perpetual preferred stock and related surplus ........            0
Common stock .........................................        1,000
Surplus (exclude all surplus related to preferred
   stock) ............................................    1,121,520
Retained earnings ....................................      139,524
Accumulated other comprehensive income ...............         -117
Other equity capital components ......................            0
Total equity capital .................................    1,261,927
                                                         ----------
Total liabilities, minority interest, and equity
   capital (sum of items 21, 22, and 28) .............    1,449,677
                                                         ==========

     I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

     William J. Winkelmann   )  Vice President

     We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

     Michael K. Klugman, President         )
     Michael F. McFadden, MD               )  Directors (Trustees)
     Frank P. Sulzberger, Vice President   )


                                       2